EXHIBIT 99.1
? ? AMEX: ANX Refining therapies for life

Safe Harbor Statement ADVENTRX cautions you that information included in this presentation that is not a description of historical facts constitutes forward-looking statements that involve risks, uncertainties, assumptions and other factors that, if they do not materialize or prove to be accurate, could cause ADVENTRX's results to differ materially from historical results or those expressed or implied by such forward-looking statements. The potential risks and uncertainties that could cause actual results to differ materially include, but are not limited to: ADVENTRX's ability to raise sufficient capital to fund the projects necessary to meet its anticipated or stated goals; the potential to attract a strategic partner and the terms of any related transaction; the ability to timely enroll subjects in ADVENTRX's current and anticipated clinical trials; the results of pending clinical trials for CoFactor(r) or ADVENTRX's other product candidates; the potential for CoFactor(r) and ADVENTRX's other product candidates to receive regulatory approval for one or more indications, and the uncertain process of seeking regulatory approval; other difficulties or delays in developing, testing, manufacturing and marketing and obtaining regulatory approval for CoFactor(r) and ADVENTRX's other product candidates; the market potential for fluoropyrimidine biomodulators and other target markets, and ADVENTRX's ability to compete in those markets; unexpected adverse side effects or inadequate therapeutic efficacy of CoFactor(r) or ADVENTRX's other products that could delay or prevent regulatory approval or commercialization; the risk that preclinical and clinical results are not indicative of the success of subsequent clinical trials and that products will not perform as preclinical and clinical data suggests or as otherwise anticipated; the potential for regulatory authorities to require additional preclinical work or other clinical requirements to support regulatory filings; the scope and validity of patent protection for CoFactor(r) and ADVENTRX's other product candidates; and other risks and uncertainties more fully described in ADVENTRX's press releases and periodic filings with the Securities and Exchange Commission. ADVENTRX assumes no obligation to revise or update any forward- looking statement, including any information included in this presentation, to reflect events or circumstances arising after the date on which it was made.

Mission ADVENTRX is a biopharmaceutical research and development company focused on commercializing proprietary product candidates for the treatment of cancer and infectious diseases. The Company seeks to improve the performance and safety of existing treatments by addressing significant problems such as drug metabolism, bioavailability, excessive toxicity and treatment resistance.

Investment Highlights Two oncology product candidates in registration trials Multiple pipeline compounds planned to enter the clinic in 2007 Anticipated launch of Zanaflu? for 2007 cold and flu season

ADVENTRX Pipeline and 2007 Goals PROGRAMS ONCOLOGY ANX-530 (vinorelbine)* Preclinical Initiate Phase 1 Trial Market ANX-513 (paclitaxel)* ANX-575 (tocopherol succinate) ANX-514 (docetaxel)* ANX-570 (B-elemene) ANX-510 (CoFactor?) ANX-201(thiophosphonoformate) Organoselenones ANX-015 (clarithromycin)* or Anticipated 2007 progress ANX-016 (vancomycin)* Submit NDA Current status * Anticipated 505(b)(2) registration strategy ANTIVIRALS ANTIBIOTICS Zanaflu? (chitosan gel) Initiate Phase 2 Trial Initiate Registration Trial TRx Pharma

Short-term to longer-term value creation 505(b)(2) ANX-530 vinorelbine ANX-513/4 taxanes* ANX-015/6 antibiotics* Single marketing- enabling study OUTLICENSING upfront milestones royalties Zanaflu? (TRx Pharma) ADVENTRX's diversified approach to creating value Diverse Path to Future Revenues FULL DEVELOPMENT ANX-510 (CoFactor) mCRC breast cancer HIV ANX-201 * pending appropriate regulatory approvals

A new form of folate designed to replace leucovorin as the preferred biomodulator of 5-fluorouracil (5-FU) ANX-510 (CoFactor) Superior efficacy Reduced toxicity Faster administration Leucovorin (LV) Indicated for use with intravenous 5-FU in metastatic colorectal and other cancers Requires multiple metabolic steps to become active Global market > $500M CoFactor? Two clinical trials and preclinical studies have demonstrated

Mechanism of Action CoFactor vs Leucovorin in 5-FU-Mediated Tumor Cell Death

Phase 1/2 CoFactor Trial Design Clinical Design: Single Arm, Open Label Dosing Regimen: Dose escalating study using CoFactor and 5-FU IV bolus weekly Study Objectives: Assess safety, PK / PD, response rate, TTP and survival Study Population: 62 patients with breast, pancreatic, gastric, colorectal or gall bladder cancer cancer Clinical Site: 1 (Sweden) Principal Investigator: Bengt Gustavsson, MD, PhD Phase I-II Study Of Weekly 5-Fluorouracil And 5,10-Methylene-Tetrahydrofolate In Patients With Advanced Gastrointestinal And Breast Cancer: G. Carlsson, E. Odin, P-A. Larsson, R. Frosing, C.P. Spears, B., Gustavsson: The Cancer Journal, Vol 10 No. 5 September-October 1997.

Bengt CF/5-FU 5-FU/LV n=407 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 29 14.5 9 21 22 11 14 % of patients Objective Response Rate Bengt CoFactor 5FU Ph II 5-FU/LV n=407 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 246 114 99 129 132 132 132 days Time to Tumor Progression Bengt CF/5-FU 5-FU/LV n=408 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 441 402 309 378 423 408 369 14.7 15.3 13.4 10.3 12.6 14.1 13.6 12.3 Survival days Phase 1/2 clinical results Objective response in breast (56%), pancreatic (40%), gastric (33%) and colorectal (21%) cancers (1st + 2nd line) Graphs represent all first-line mCRC (n = 24 patients) Source: All comparison data are from 1st line mCRC trials from product package inserts or (UFT) from Douillard et al JCO Sept 2002, Carmichael et al JCO Sept 2002. CoFactor RR, TTP and Survival Favorable When Compared to 5-FU/LV Control Arms 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph 1/2 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph 1/2 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph 1/2

Phase 2 CoFactor Trial Design Clinical Design: Simon Two-Stage, Single Arm, Open Label Dosing Regimen: CoFactor, 5-FU IV bolus, administered weekly for 6 weeks Primary Endpoint: > 25% objective tumor response (WHO criteria) Secondary Endpoints: Safety, TTP and overall survival Study Population: 50 treatment naive patients with mCRC; prior adjuvant treatment permitted Clinical Sites: 9 (5 in US and 4 in Serbia) Data Analysis: Blinded, third-party evaluations by CT scan or MRI Principal Investigator: Tony Reid, MD, PhD 5,10-methylenetetrahydrofolic acid with 5-fluorouracil as first line treatment in metastatic colorectal cancer: a phase II study. T. Reid, C. P. Spears, R. Quadro, M. Subramanian, L. Pawl, G. Jankovic, S. Jelic, N. Milinic, L Muzikravic, JM Robbins. 2006 Gastrointestinal Cancers Symposium, San Francisco. Jan-28, 2006

Bengt CF/5-FU 5-FU/LV n=407 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 29 35 14.5 9 21 22 11 14 % of patients Objective Response Rate Bengt CoFactor 5FU Ph II 5-FU/LV n=407 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 246 162 114 99 129 132 132 132 days Time to Tumor Progression Bengt CF/5-FU 5-FU/LV n=408 5-FU/LV n=190 5-FU/LV n=226 5-FU/LV n=187 5FU/LV n=303 5FU/LV n=301 441 459 402 309 378 423 408 369 14.7 15.3 13.4 10.3 12.6 14.1 13.6 12.3 Survival days Phase 2 clinical results Tumor response of 35% exceeds primary endpoint of 25% (n=46) Median TTP of 162 days (n=49) Median survival of 459 days (n=50) Excellent toxicity profile * Independently-determined Source: All comparison data are from 1st line mCRC trials from product package inserts or (UFT) from Douillard et al JCO Sept 2002, Carmichael et al JCO Sept 2002. 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph 2 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph 2 2000 Irinotecan control arms 1999 UFT control arms n=303 2001 Xeloda? control arms n=301 n=226 n=187 n=407 n=190 CoFactor 5-FU Ph 2 CoFactor RR, TTP and Survival Favorable When Compared to 5-FU/LV Control Arms

1st line Rx survival CF/5FU 23 27.4 90 20.4 Median Survival Following Second-line Therapy for mCRC months 33 patients went on to 2nd line treatment 4 patients underwent surgical resection Results compared to those from recent study comparing sequence of typical 1st/2nd line therapies Source: T. Reid, et al, 8th World Congress on GI Cancer June 28-July 1, 2006. Tournigand, TA, et al, J Clinical Oncology, 22:2, Jan 15, 2004, 229-237. Response to Second-line Treatment FOLFIRI CoFactor/5-FU n=33 n=109 FOLFOX6 n=111 Supplemental Phase 2 clinical results 23.0 21.5 20.6 FOLFIRI FOLFOX6 Various 1st LINE: 2nd LINE: Supplemental data suggest CoFactor/5- FU would make a good initial mCRC treatment in a sequential treatment strategy

Toxicity Profile Comparison (% Grades 3/4)* nr = not reported *All comparison data from product package inserts or (UFT) from Douillard et al JCO Sept 2002, Carmichael et al JCO Sept 2002. Nausea/vomiting and stomatitis/mucositis were added if not given as combined. a Single case of Grade 4 neutropenia was reported during the 30 day follow up period after the last dose of CoFactor plus 5-FU study therapy and after the patient started FOLFOX with Avastin therapy Grade 3-4 Adverse Events (%) Ph 2 5-FU/ CoFactor n=50 5-FU/LV cntl arm UFT n=394 5-FU/LV cntl arm UFT n=185 5-FU/LV cntl arm CPT-11 n=226 5-FU/LV cntl arm CPT-11 n=187 5-FU/LV cntl arm Xeloda n=593 Xeloda n=596 Diarrhea 0 16 11 13 6 12 15 Nausea/Vomiting 0 10 9 12 6 7 8 Stomatitis/Mucositis 0 19 16 17 3 15 2 Anemia 0 7 4 56 2 1 2 Neutropeniaa 2 56 31 67 13 21 3 Hyperbilirubinemia 0 8 10 8 11 6 23 Neuropathy 0 nr nr nr nr nr nr Hand-Foot Syndrome 0 0 0 nr 1 1 17 Lower percentage of grade 3/4 adverse events with CoFactor/5-FU compared with LV/5-FU

Toxicity Profile Comparison (% All Grades)* Adverse Events (% ALL grades) Ph 2 5-FU/ CoFactor n=50 5-FU/LV cntl arm UFT n=394 5-FU/LV cntl arm UFT n=185 5-FU/LV cntl arm CPT-11 n=226 5-FU/LV cntl arm CPT-11 n=187 5-FU/LV cntl arm Xeloda n=593 Xeloda n=596 Diarrhea 42 76 60 69 45 61 55 Nausea/Vomiting 50 75 58 114 87 81 70 Stomatitis/Mucositis 10 75 55 76 29 62 25 Anemia 8 87 89 99 91 79 80 Neutropeniaa 6 77 67 99 48 46 13 Hyperbilirubinemia 2 22 23 92 36 17 48 Neuropathy 2 nr nr nr nr 4 10 Hand-Foot Syndrome 4 5 4 nr 13 6 54 nr = not reported *All comparison data from product package inserts or (UFT) from Douillard et al JCO Sept 2002, Carmichael et al JCO Sept 2002. Nausea/vomiting and stomatitis/mucositis were added if not given as combined. a Single case of Grade 4 neutropenia was reported during the 30 day follow up period after the last dose of CoFactor plus 5- FU study therapy and after the patient started FOLFOX with Avastin therapy Lower percentage of all adverse events with CoFactor/5-FU compared with LV/5-FU

Positive Preclinical Activity Xenografts modeled in immunocompromised mice: Greater tumor inhibition Longer survival Cancer models tested: colorectal (HT29, DLD-1), pancreatic (AsPC-1), gastric (HTB-135) Toxicity modeled in immunocompetent mice: Significantly lower hematological toxicity (reduced thrombocytopenia, leukopenia, neutropenia and lymphopenia) Significantly lower gastrointestinal toxicity (reduced weight loss) Replacing leucovorin with CoFactor led to longer survival with lower toxicity in regimens that included oxaliplatin, anti-VEGF, irinotecan, UFT, capecitabine (Xeloda) and gemcitabine

Phase 2b mCRC Trial Trial Indication Design 2007 2008 2009 Phase 2b 1st Line CRC CoFactor/5-FU versus LV/5-FU Phase 2b Data Expected: 2H 2007 Patient Enrollment: Completed Q3 2006 (300 patients) Primary Endpoint: Incidence of Grade 3 or 4 hematological or gastrointestinal toxicity Secondary Endpoints: Safety, response rate, TTP and survival

Phase 3 mCRC Trial Trial Indication Design 2007 2008 2009 Phase 3 1st Line CRC CoFactor/5-FU/ Avastin versus LV/5-FU/Avastin Patient Enrollment: Completion expected in 2008 Primary Endpoint: Improvement in progression free survival of > 28 days; SPA with the FDA Secondary Endpoints: Response rate, duration of response, overall survival and adverse events Number of Patients: 1,200 (600 per arm) Phase 3

Phase 2 Advanced Breast Cancer Trial Trial Indication Design 2007 2008 2009 Phase 2 Advanced breast CoFactor/5-FU Phase 2 Patient Enrollment: Completion expected in 2007 Primary Endpoint: Objective response rate (RECIST criteria) Secondary Endpoints: Duration of response, progression free survival and adverse events Number of Patients: 31 Outcome to guide design of Phase III Study

5-FU Leucovorin Avastin Eloxatin Camptosar Xeloda Erbitux 75 73 62 54 20 19 3 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 5-FU Leucovorin Avastin Eloxatin Camptosar Xeloda Erbitux 83 68 3 47 1 17 1 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 5-FU Leucovorin Avastin Eloxatin Camptosar Xeloda Erbitux 61 60 54 29 42 17 17 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Adjuvant/Stage II & III: First-line: Second-line: patient share 5-FU LV Avastin Eloxatin Campto Xeloda Erbitux 5-FU LV Avastin Eloxatin Campto Xeloda Erbitux patient share Source: March 06 data from Oncology, Inc. 5-FU LV Avastin Eloxatin Campto Xeloda Erbitux LV's Large Share of CRC Market Patient share Standard of Care in CRC 5-FU and LV are widely used in adjuvant through 2nd-line chemotherapy regimens

Leucovorin Market Global Market > $500M for Leucovorin & Calcium Levofolinate (l-Lv)* Source, IMS Health Quarterly sales ($M) Q1/05 Q2/05 Q3/05 Q4/05 Q1/06 Q2/06 Y 2005 LV + l-Lv 113.7 122.6 121.5 125 118.9 130.3 >480M LV 71.1 77.3 74.8 77.6 73.3 82.6 300.8M l-Lv 42.6 45.3 46.7 47.4 45.6 47.7 182M * all intravenous and oral forms included

A new formulation of intravenous vinorelbine tartrate designed to reduce vein irritation ANX-530 (vinorelbine emulsion) FDA clearance of single 28-patient bioequivalency study of ANX-530 and Navelbine as a marketing-enabling clinical trial under 505(b)(2) Preclinical studies demonstrated reduced vein irritation, redness and swelling Pharmacokinetics and antitumor activity similar to Navelbine ANX-530 (vinorelbine emulsion ) Vinorelbine (Navelbine?) Indicated as single agent or in combination with cisplatin for first-line treatment of unresectable advanced NSCLC Injection site reactions in approximately one-third of patients Annual global market > $200M

Vein Irritation Edema Erythema ANX-530 Preclinical Data 2nd Injection: Navelbine? (vinorelbine) ANX-530 (vinorelbine emulsion) Lower vein irritation, edema and erythema in preclinical studies with ANX-530 * * * Vinorelbine solution: Due to the severity of toxicity, animals did not receive the full set of injections but were still analyzed for toxicity after each injection period. *High dose group received 1st injection only. Low and medium dose groups received 1st and 2nd injections only. Increasing toxicity 1st Injection: multiple of human dose multiple of human dose multiple of human dose Vinorelbine solution Vinorelbine emulsion 2x 4x 8x 2x 4x 8x 2x 4x 8x 2x 4x 8x 2x 4x 8x 2x 4x 8x ANX-530: ALL dose levels & injections were given

ANX-530 Pharmacokinetics Source: Cantwell, MJ, Robbins, JM, Chen, AX; A novel emulsion formulation of vinorelbine attenuates venous toxicity while maintaining antitumor efficacy; AACR 2006 Pharmacokinetics unchanged for ANX-530 (vinorelbine emulsion) in a rat pK model

ANX-530 Bioequivalency Trial Trial Indication Design 2007 2008 2009 Bioequivalency Non-small cell lung Crossover comparison of ANX-530 v. Navelbine Bioequivalence Data Expected: 2H 2007 Patient Enrollment: Completion expected in 2H 2007 Primary Endpoint: Pharmacokinetic equivalence of ANX-530 and Navelbine Secondary Endpoints: Safety of a single dose of ANX-530 Number of Patients: 28

Global Vinorelbine Market Source: IMS Health Standard units (000's) Generic Vinorelbine Sales (2004-2006) Global annual sales > $200M Unit sales CAGR of 9% (last 2 years, top 10 countries) Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 vino unit sales 553 571 599 632 612 659 659 684 658 717 704 717 Standard units (000's)

ANX-513 (paclitaxel emulsion) Novel emulsion free of Cremophor?, other detergents or macromolecules Designed to be non-allergenic and eliminate the need for immunosuppressant premedication No reactions in guinea pig hypersensitivity test with high or low dose Paclitaxel approved to treat breast, ovarian & non-small cell lung cancers Improving Safety of Taxanes ANX-514 (docetaxel emulsion) Novel emulsion free of polysorbate 80 or other detergents Designed to be non-allergenic and eliminate need for multiday immunosuppressant premedication No reactions in guinea pig hypersensitivity test with high or low dose Docetaxel approved to treat breast, non-small cell lung, prostate, head and neck & gastric cancers

ANX-514: Plasma Histamine Levels Day 1 Dosing Day 22 Dosing Dose Level = 1 mg/kg. Duration of Infusion = 5 minutes. Crossover Study Design. n = 4 animals per group ADVENTRX data on file. Lower hypersensitivity observed following ANX-514 (docetaxel emulsion) administration over Taxotere

ANX-514 Pharmacokinetics Pharmacokinetics unchanged (statistically equivalent) for ANX- 514 (docetaxel emulsion) in an animal PK model

Total Taxane pharmaceutical market nearly $3 billion Taxanes Market Source: EvaluatePharma Taxane Global Drug Sales 1999-2005

ANX-015 (clarithromycin emulsion) Clarithromycin for Injection Market: A novel IV-delivered emulsion formulation of the macrolide antibiotic, clarithromycin, designed to reduce vein irritation Klacid? (clarithromycin 500mg for injection, Abbott Laboratories) Global sales: >1.9M units Four Countries Make Up Two-thirds of the Global Clarithromycin IV Market (% of total unit sales) ANX-015 is designed to reduce injection site reactions characterized by phlebitis and inflammation that are common with IV-administered clarithromycin Clarithromycin is highly potent against a variety of aerobic and anaerobic Gram- positive and Gram-negative organisms Source: IMS Health, 2005

3rd Qtr 4th Qtr US 116251 130772 90 20.4 JAPAN 110602 111210 34.6 31.6 FRANCE 77002 85918 45 43.9 UK 17022 17561 GERMANY 15680 16029 SPAIN 8390 9073 ITALY 7346 6175 ROW 97439 ANX-016 (vancomycin emulsion) A novel emulsion IV formulation of the antibiotic, vancomycin, designed to reduce vein irritation MRSA: an increasing threat MRSA Among ICU Patients 1995-2004 Sources: CDC, Merck Manual http://www.merck.com/mrkshared/mmanual/section13/chapter157/157a.jsp; incidence and prevalence database, www.emedicine.com, National Nosocomial Infections Surveillance (NNIS) System Vancomycin IV Global Sales >$450M ANX-016 is designed to reduce vein irritation from IV-administered vancomycin. ANX-016 is intended for severe infections caused by susceptible strains of methicillin-resistant staphylococci (MRSA), penicillin-allergic patients and for infections caused by vancomycin- susceptible organisms that are resistant to other antimicrobial drugs. *IMS Health, 2005 figures Vancomycin IV: >$450M Global Sales*

ANX-201 Reverse transcriptase inhibitor with novel mechanism of action that re-enables NRTI use in NRTI-resistant HIV+ patients Resensitizes NRTI-resistant virus Active against virus with common mutations Unique mechanism of action as a pyrophosphate analog reflected in unique resistance profile ANX-201 (thiophosphonoformic acid, TPFA): thiophosphonoformate, TPFA Synergistic activity with NRTIs including tenofovir, zidovudine (AZT), lamivudine and abacavir Broad antiviral activity: HIV, HPV, herpes and influenza A Note: Tenofovir is a NRTI in Truvada? and Viread?, zidovudine is a NRTI in Combivir?, Trizivir?, Retrovir? , lamivudine is a NRTI in Epivir?, Combivir?, Trizivir?, and abacavir is a NRTI in Ziagen?, Trizivir?, Epzicom?.

K65R TAMs M184V tenofovir 0 50 12.5 stavudine nt 37.5 66.7 zidovudine 50 11.1 38.5 ANX-201 100 100 100 Resistant Virus Susceptible to ANX-201 Source: Assays performed by Monogram Biosciences. Data on file. Drug Activity Against HIV with Resistance to NRTIs: nt ANX-201 % of viruses sensitive ADVENTRX data on file. n=6 n=18 n=13

% resistant 4th Qtr nnrti-resistant virus 20.4 TDF/d4T 32.7 31.6 ZDV 27 43.9 EFV 3.7 NVP 14.8 THV 100 wt TDF/d4T 0 ZDV 0 EFV 0 NVP 20 THV 0 Source: Assays performed by Monogram Biosciences. Data on file. zidovudine ANX-201 tenofovir/ stavudine efavirenz nevirapine NNRTI-resistant virus n=27 Drug Activity Against HIV with Resistance to NNRTIs: Resistant Virus Susceptible to ANX-201 % of viruses sensitive ADVENTRX data on file.

Characteristics of HIV drug resistance Source: Richman, et al, The prevalence of antiretroviral drug resistance in the United States, AIDS, 2004. Datamonitor Stakeholder Insight: HIV, Oct 2005. BioStrategies, 2007. ANX-201 resensitizes NRTI-resistant virus. Novel mechanism of action is reflected in unique resistance profile. NRTIs Protease inhibitors NNRTIs HIV treated population in the US: Resistance to one or more drugs is estimated at 76%. Estimated drug resistance by class (HIV-treated): Resistance to >1 class: 47% Resistance to 3 classes: 13% percent of virus resistant to drug class

Sources: National Center for Health Statistics, UNAIDS/WHO, Datamonitor Pipeline Insight HIV 8/06 NRTI NNRTI PI Other 3.914 0.98600000013148 2.372 0.168 30.6 38.6 34.6 45.9 46.9 45 HIV/AIDS Market RTI SALES (US) Drugs targeting HIV reverse transcriptase generated $4.9B in sales (2005) MARKET GROWTH HIV/AIDS is a chronic disease: Goal of treatment is lifelong viral suppression. Treatment-experienced 3rd line+ patients, represent approximately one-third of all HIV+ patients in the U.S. Number of HIV cases: US - 950,000 with 40,000 new cases each year North America and Western Europe - 1.8M Global - nearly 40M Portion of total sales by drug class in the 6 major markets (2005): MARKET SIZE

Source: Incidence and prevalence database. Matrixx Initiatives, Inc. 2006 annual report. ZANAFLU? U.S. rights licensed to TRx Pharma parent company (Oct. 06) $1M license fee + milestones and 15-20% royalties on product sales Leading competitive US product, Zicam(r), positioned for cold Zicam-branded cold remedy and multi-symptom cold/flu product line sold nearly $75M in 2006 Estimated 20-50M cases of flu and 500M cases of common cold each year in U.S. U.S. Market Launch Expected in 2007 Chitosan-based intranasal/topical broad spectrum antiviral intended to reduce duration and severity of cold and flu for OTC market

ZANAFLU Preclinical Efficacy Zanaflu (ANX-211) has demonstrated efficacy against viruses responsible for the common cold, influenza and other respiratory tract infections in preclinical studies No antiviral added (positive control) Zinc only preparation ANX-211 HEK cells infected by adenovirus carrying ?-gal gene. Virus-infected cells are blue from X-gal staining. ANX-211 was more effective than the zinc only preparation in protecting the cells against the adenovirus infection. virus-infected cells stained blue

Leadership Evan M. Levine, Chief Executive Officer & Director Brown Simpson Asset Management; Dillon Read; Hambrecht & Quist James A. Merritt, M.D., President & Chief Medical Officer Imagine Pharmaceuticals; Introgen; Viagene; Idec Pharmaceuticals; Upjohn Gregory P. Hanson, C.M.A., M.B.A., Chief Financial Officer, Senior Vice President Avanir Pharmaceuticals; XXsys Technologies, L3 Communications, Caterpillar, Ford Joan M. Robbins, Ph.D., Chief Scientific Officer, Senior Vice President Immusol; Chiron; NCI/NIH Laboratory of Tumor Immunology & Biology Brian M. Culley, M.S., M.B.A., Chief Business Officer, Senior Vice President Immusol; UCSD Technology Transfer and Intellectual Property Dept.; Neurocrine Biosciences Joachim P. H. Schupp, M.D., Vice President, Medical Affairs ProSanos Corp.; Novartis AG Patrick L. Keran, J.D., General Counsel, Vice President, Legal Isis Pharmaceuticals; Heller Ehrman; Brobeck, Phleger & Harrison Mark J. Cantwell, Ph.D., Vice President, Research & Development Tragen Pharmaceuticals; UCSD Michele L. Yelmene, Vice President, Regulatory Affairs Perlan Therapeutics, Genzyme Corp., Mallinckrodt

Board of Directors M. Ross Johnson, Ph.D. Cofounder, Parion Sciences Evan M. Levine Chief Executive Officer, ADVENTRX Pharmaceuticals Mark N. K. Bagnall, C.P.A. Chief Finance and Operations Officer, Metabolex, Inc. Alex J. Denner, Ph.D. Icahn Partners LP, Icahn Partners Master Fund LP. Director, ImClone Systems Michael M. Goldberg, M.D. Partner, Montaur Capital Partners Jack Lief President, CEO, Cofounder and Director, Arena Pharmaceuticals Mark J. Pykett, V.M.D., Ph.D. President and COO, Boston Life Sciences, Inc., Cofounder, Cytomatrix

Ambitious Clinical & Business Development Plan in 2007 As many as 5 different product candidates in clinical development* U.S. launch of ZANAFLU(r) (ANX-211) for the 2007 cold and influenza season Data from Phase 2b clinical trial of CoFactor in the treatment of metastatic colorectal cancer Anticipate filing first New Drug Application with the FDA for ANX-530 (vinorelbine emulsion) Continue to advance several of our product candidates through preclinical research *Pending successful preclinical development and appropriate clearance of our Investigational New Drug Applications (IND's)

? ? AMEX: ANX Refining therapies for life